Abbey Capital Futures Strategy Fund (the “Fund”)

a series of The RBB Fund, Inc.

Class I Shares (Ticker: ABYIX)

Class A Shares (Ticker: ABYAX)

Class C Shares (Ticker: ABYCX)

Class T Shares (Not Currently Available for Sale)

Supplement dated June 12, 2018
to the Fund’s Prospectus dated December 31, 2017, as supplemented from time to time

THIS SUPPLEMENT CONTAINS NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS.

Effective as of July 1, 2018, Appendix A to the Fund’s Prospectus has been revised with respect to Morgan Stanley Wealth Management. Accordingly, the section of Appendix A regarding Morgan Stanley Wealth Management has been amended and restated as shown below:

Morgan Stanley Wealth Management

Effective July 1, 2018, shareholders purchasing Fund shares through a Morgan Stanley Wealth Management (“Morgan Stanley”) transactional brokerage account will be eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in this Fund’s Prospectus or SAI.

Front-end Sales Charge Waivers on Class A Shares available at Morgan Stanley Wealth Management

•	Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.
•	Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules.
•	Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund.
•	Shares purchased through a Morgan Stanley self-directed brokerage account.
•	Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program.
•	Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.

Class T Eligibility

Class T Shares are available to Morgan Stanley clients who purchase Class T Shares through a transactional brokerage account. Other share classes offered through this Prospectus will not be available to Morgan Stanley clients through a Morgan Stanley account. Rights of accumulation, letters of intent, rights of reinstatement and exchange privileges are not available on purchases of Class T Shares.

Front-End Sales Charge Waivers for Class T Shares

Purchases of Class T Shares are subject to a front-end sales charge of up to 2.50% of the total purchase price. Sales charges are not imposed on Class T Shares that are purchased with reinvested dividends or other distributions. Sales charges for Morgan Stanley clients may be reduced for large purchases as indicated below:

Amount of Purchase of Class T Shares	Sales Charge as a % of Offering Price	Sales Charge as a % of Net Amount Invested	Dealer Compensation as a Percentage of Offering Price
Less than $250,000	2.50%	2.56%	2.50%
At least $250,000 but less than $500,000	2.00%	2.04%	2.00%
At least $500,000 but less than $1,000,000	1.50%	1.52%	1.50%
$1,000,000 or greater	1.00%	1.01%	1.00%

Rights of Accumulation. Class T Shares offered to Morgan Stanley clients are not eligible for any waivers or reductions of the sales charges through Rights of Accumulation.

Letter of Intent. Morgan Stanley clients are not eligible for any waivers or reductions of the Class T Shares sales charges through Letters of Intent.

Sales Charge Waivers. Morgan Stanley clients may purchase Class T Shares with the sales charge waived as follows:

•	Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans does not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans; however these plans are eligible to purchase Class T Shares through a Morgan Stanley transactional brokerage account.
•	Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules.
•	Abbey Capital Futures Strategy Fund shares exchanged from an existing position in the Fund as part of a share class conversion instituted by Morgan Stanley.

Unless specifically described above, no other front-end load waivers are available to Abbey Capital Futures Strategy Fund purchases by Morgan Stanley clients in transactional brokerage accounts.

Please retain this Supplement for future reference.